Exhibit 21

ENTITY	JURISDICTION

Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing LTD	Alberta
Appalachia Midstream Services, L.L.C.	Oklahoma
Aux Sable Liquid Products Inc.	Delaware
Aux Sable Liquid Products LP	Delaware
Aux Sable Midstream LLC	Delaware
Bargath LLC	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Black Marlin Pipeline LLC	Texas
Bluebonnet Market Express LLC	Delaware
Blue Racer Midstream, LLC	Delaware
Bluestem Gas Services, L.L.C.	Oklahoma
Caiman Energy II, LLC	Delaware
Caiman Ohio Midstream, LLC	Texas
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Gas Services, L.L.C.	Delaware
Cardinal Operating Company, LLC	Delaware
Cardinal Pipeline Company, LLC	North Carolina
Constitution Pipeline Company LLC	Delaware
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
DMP New York, Inc.	New York
Gulfstar One LLC	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
HB Construction Company Ltd.	Alberta
Inland Ports, Inc.	Tennessee
Jackalope Gas Gathering Services, L.L.C.	Oklahoma
Kiowa Lateral LLC	Delaware
Laurel Mountain Midstream Operating LLC	Delaware
Laurel Mountain Midstream, LLC	Delaware
Louisiana Midstream Gas Services, L.L.C.	Oklahoma
Magnolia Midstream Gas Services, L.L.C.	Oklahoma
Marsh Resources, LLC	Delaware
Mid-Continent Fractionation and Storage, LLC	Delaware
Mockingbird Midstream Gas Services, L.L.C.	Oklahoma
Monarch Pipeline LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Northwest Pipeline LLC	Delaware
Oklahoma Midstream Gas Services, L.L.C.	Oklahoma
Overland Pass Pipeline Company LLC	Delaware
Pacific Connector Gas Pipeline, LP	Delaware
Parachute Pipeline LLC	Delaware
Pecan Hill Water Solutions	Delaware
Pennant Midstream LLC	Delaware
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company, LLC	Delaware
Ponder Midstream Gas Services, L.L.C.	Delaware
Reserveco Inc.	Delaware
Rocky Mountain Midstream Holdings LLC	Delaware
Rocky Mountain Midstream JV Holdings LLC	Delaware
Rocky Mountain Midstream LLC	Texas
Rocky Mountain Midstream Marketing LLC	Texas
Rocky Mountain Midstream Pipeline LLC	Texas
Rocky Mountain Midstream Water LLC	Texas
Texas Midstream Gas Services, L.L.C.	Oklahoma
Texas Wrangler Midstream LLC	Delaware
The Williams Companies Foundation, Inc.	Oklahoma
The Williams Companies, International Holdings B.V.	Dutch BV
Three Rivers Midstream LLC	Delaware
TransCardinal Company, LLC	Delaware
TransCarolina LNG Company, LLC	Delaware
Transco Exploration Company	Delaware
Transcontinental Gas Pipe Line Company, LLC	Delaware
TWC Holdings C.V.	Netherlands
Utica East Ohio Midstream, L.L.C.	Delaware
Utica Gas Services, L.L.C.	Oklahoma
Wamsutter LLC	Delaware
WFS - Liquids LLC	Delaware
WFS Gathering Company, L.L.C.	Delaware
Williams ACM Holdings ULC	British Columbia
Williams Acquisition Holding Company LLC	New Jersey
Williams Alaska Petroleum, Inc.	Alaska
Williams Bayou Ethane Pipeline, LLC	Delaware
Williams Blu Operating LLC	Delaware
Williams Compression, L.L.C.	Oklahoma
Williams CV Holdings LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Williams Energy Canada GP ULC	Alberta
Williams Energy Canada LP	Alberta
Williams Energy de Mexico, S. de. R.L. de C.V.	Mexico
Williams Energy Resources LLC	Delaware
Williams Energy Solutions LLC	Delaware
Williams Express LLC	Delaware
Williams Express, Inc.	Alaska
Williams Field Services - Gulf Coast Company, L.P.	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Gas Processing - Gulf Coast Company LLC	Delaware
Williams Global Energy (Cayman) Limited	Cayman Islands
Williams Global Holdings LLC	Delaware
Williams Gulf Coast Transportation Company LLC	Delaware
Williams Headquarters Building LLC	Delaware
Williams Holdings and Manufacturing LLC	Delaware
Williams Hutch Rail Company, LLC	Delaware
Williams Information Technology LLC	Delaware
Williams International Company LLC	Delaware
Williams International El Furrial Limited	Cayman Islands
Williams International Pigap Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams Laurel Mountain, LLC	Delaware
Williams Mexico Holdings B.V.	Netherlands
Williams Mexico Sub-Holdings B.V.	Netherlands
Williams Midstream Gas Services, L.L.C.	Oklahoma
Williams MLP Operating, L.L.C.	Delaware
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams New Soda, Inc.	Delaware
Williams Ohio Valley Midstream LLC	Texas
Williams Ohio Valley Pipeline LLC	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams Olefins Feedstock Pipelines, L.L.C.	Delaware
Williams Olefins Pipeline Holdco LLC	Delaware
Williams Pacific Connector Gas Operator, LLC	Delaware
Williams Partners Cooperatief U.A.	Netherlands
Williams Partners Finance Corporation	Delaware
Williams Partners International Holdings LLC	Delaware

Exhibit 21

ENTITY	JURISDICTION

Williams Partners International Sub-Holdings LLC	Delaware
Williams Partners Operating LLC	Delaware
Williams PERK, LLC	Delaware
Williams Permian Midstream, L.L.C.	Oklahoma
Williams Petroleum Services, LLC	Delaware
Williams Pipeline Services LLC	Delaware
Williams Propylene Company LLC	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Rocky Mountain Midstream Holdings LLC	Delaware
Williams Rocky Mountain Midstream Operating LLC	Delaware
Williams Soda Holdings, LLC	Delaware
Williams Sodium Products Company	Delaware
Williams Strategic Sourcing Company	Delaware
Williams WPC - I, LLC	Delaware
Williams Wrangler Midstream LLC	Delaware
WilPro Energy Services (El Furrial) Limited	Cayman Islands
WilPro Energy Services (Pigap II) Limited	Cayman Islands